UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2009 (January 26, 2009)

GateHouse Media, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33091	36-4197635
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 WillowBrook Office Park, Fairport, New York	14450
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 598-0030

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On January 26, 2009, GateHouse Media, Inc. (the “Company”) and The New York Times Company, parent of The Boston Globe and Boston.com, issued a joint press release, attached hereto and incorporated herein by reference as Exhibit 99.1, in connection with the settlement of the civil action (No. 1:08-cv-12114-WGY) between GateHouse Media Massachusetts I, Inc., d/b/a GateHouse Media New England and the Company (Plaintiffs) and The New York Times Company, Globe Newspaper Company, Inc., and Boston Globe Electronic Publishing, Inc., d/b/a Boston.com (Defendants). GateHouse Media Massachusetts I, Inc., d/b/a GateHouse Media New England is an indirect wholly-owned subsidiary of the Company.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1.	Press Release dated January 26, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GATEHOUSE MEDIA, INC.

By:	/s/ Michael Reed
Michael Reed
Chief Executive Officer

Date: January 27, 2009